EX-99.B(d)(1)(i)

SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT

INVESTMENT ADVISORY AGREEMENT

WELLS FARGO FUNDS TRUST

FUNDS	Fee as % of Avg. Daily Net Asset Value
1. Aggressive Allocation Fund	0.25*

2. Asia Pacific Fund	First 500M Next 500M Next 2B Next 2B Over 5B	1.10 1.05 1.00 0.975 0.95

3. Asset Allocation Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.60 0.55 0.525 0.50

4. Balanced Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.60 0.55 0.525 0.50

5. California Limited-Term Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

6. California Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

7. California Tax-Free Money Market Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25

8. California Tax-Free Money Market Trust	0.00

9. Capital Growth Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

10. Cash Investment Money Market Fund	0.10

11. Colorado Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

FUNDS	Fee as % of Avg. Daily Net Asset Value
12. Common Stock Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

13. Conservative Allocation Fund	0.25*

14. Corporate Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30

15. C&B Mid Cap Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

16. C&B Large Cap Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60	**

17. Discovery Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

18. Diversified Bond Fund	0.25*

19. Diversified Equity Fund	0.25*

20. Diversified Small Cap Fund	0.25*

21. Dividend Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

22. Dow Jones Target Today Fund*[1] (formerly, the Outlook Today Fund)	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.60 0.55 0.525 0.50

23. Dow Jones Target 2010 Fund*[1] (formerly, the Outlook 2010 Fund)	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.60 0.55 0.525 0.50

[1]	On March 31, 2006 the Board of Trustees approved changes to the overall structure, day-to-day management and investment strategies to each of the Outlook Funds, including a reduction in the advisory fees. Subject to shareholder approval in June 2006, the advisory fee will be reduced to 0.25% at the time the Fund is converted to a gateway blended fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
24. Dow Jones Target 2020 Fund*[1] (formerly, the Outlook 2020 Fund)	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.60 0.55 0.525 0.50

25. Dow Jones Target 2030 Fund*[1] (formerly, the Outlook 2030 Fund)	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.60 0.55 0.525 0.50

26. Dow Jones Target 2040 Fund*[1] (formerly, the Outlook 2040 Fund)	First 500M Next 500M Next 2B Next 2B Over 5B	0.65 0.60 0.55 0.525 0.50

27. Emerging Markets Focus Fund	First 500M Next 500M Next 2B Next 2B Over 5B	1.10 1.05 1.00 0.975 0.95

28. Endeavor Large Cap Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

29. Endeavor Select Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

30. Enterprise Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

31. Equity Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60	**

32. Equity Index Fund	First 1B Next 4B Over 5B	0.10 0.075 0.05

[1]	On March 31, 2006 the Board of Trustees approved changes to the overall structure, day-to-day management and investment strategies to each of the Outlook Funds, including a reduction in the advisory fees. Subject to shareholder approval in June 2006, the advisory fee will be reduced to 0.25% at the time the Fund is converted to a gateway blended fund.

FUNDS	Fee as % of Avg. Daily Net Asset Value
33. Equity Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60	**

34. Government Money Market Fund	0.10

35. Government Securities Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30

36. Growth Balanced Fund	0.25*

37. Growth Equity Fund	0.25*

38. Growth Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

39. Growth and Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

40. Heritage Money Market Fund	0.10

41. High Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.50 0.45 0.425 0.40

42. High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.50 0.45 0.425 0.40

43. Income Plus Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.50 0.45 0.425 0.40

44. Index Fund	First 1B Next 4B Over 5B	0.10 0.075 0.05	**

45. Inflation-Protected Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30	**

FUNDS	Fee as % of Avg. Daily Net Asset Value
46. Institutional Emerging Markets Fund	First 500M Next 500M Next 2B Next 2B Over 5B	1.10 1.05 1.00 0.975 0.95

47. Intermediate Government Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30

48. Intermediate Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

49. International Core Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.95 0.90 0.85 0.825 0.80

50. International Equity Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.95 0.90 0.85 0.825 0.80

51. International Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.95 0.90 0.85 0.825 0.80	**

52. Large Cap Appreciation Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.70 0.70 0.65 0.625 0.60	**

53. Large Cap Growth Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

54. Large Company Core Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

55. Large Company Growth Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60	**

FUNDS	Fee as % of Avg. Daily Net Asset Value
56. Life Stage - Aggressive Portfolio	0.00

57. Life Stage - Conservative Portfolio	0.00

58. Life Stage - Moderate Portfolio	0.00

59. Liquidity Reserve Money Market Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25

60. Mid Cap Disciplined Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

61. Mid Cap Growth Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

62. Minnesota Money Market Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25

63. Minnesota Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

64. Moderate Balanced Fund	0.25*

65. Money Market Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25

66. Money Market Trust	0.00

67. Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

68. Municipal Money Market Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25

69. National Limited-Term Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

70. National Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

71. National Tax-Free Money Market Fund	0.10

FUNDS	Fee as % of Avg. Daily Net Asset Value
72. National Tax-Free Money Market Trust	0.00

73. Nebraska Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

74. Opportunity Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

75. Overland Express Sweep Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25

76. Overseas Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.95 0.90 0.85 0.825 0.80

77. Prime Investment Money Market Fund	0.10

78. Short Duration Government Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30

79. Short-Term Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30

80. Short-Term High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.50 0.45 0.425 0.40

81. Short-Term Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

82. Small Cap Disciplined Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75

FUNDS	Fee as % of Avg. Daily Net Asset Value
83. Small Cap Growth Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75

84. Small Cap Opportunities Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75

85. Small Cap Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75

86. Small Company Growth Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75	**

87. Small Company Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75	**

88. Small/Mid Cap Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75

89. Specialized Financial Services Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.95 0.90 0.85 0.825 0.80

90. Specialized Health Sciences Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.95 0.90 0.85 0.825 0.80

91. Specialized Technology Fund	First 500M Next 500M Next 2B Next 2B Over 5B	1.05 1.00 0.95 0.925 0.90

92. Stable Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30	**

FUNDS	Fee as % of Avg. Daily Net Asset Value
93. Strategic Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.50 0.45 0.425 0.40

94. Strategic Small Cap Value Fund[2]	First 500M Next 500M Next 2B Next 2B Over 5B	0.90 0.85 0.80 0.775 0.75	**

95. Total Return Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30	**

96. Treasury Plus Money Market Fund	0.10

97. Ultra-Short Duration Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30

98. Ultra Short-Term Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.45 0.40 0.35 0.325 0.30

99. Ultra Short-Term Municipal Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

100. U.S. Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

101. Value Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.75 0.70 0.65 0.625 0.60

102. WealthBuilder Conservative Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15

103. WealthBuilder Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15

[2]	On February 8, 2006, the Board of Trustees approved the establishment of Strategic Small Cap Value Fund, which is expected to commence operations in 2006.

FUNDS	Fee as % of Avg. Daily Net Asset Value
104. WealthBuilder Growth Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15

105. WealthBuilder Growth Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15

106. WealthBuilder Moderate Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15

107. WealthBuilder Tactical Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15

108. Wisconsin Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.35 0.30 0.275 0.25

109. 100% Treasury Money Market Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25

Most recent annual approval by the Board of Trustees: March 31, 2006

Schedule A amended: March 31, 2006

*	If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.
**	Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.

The foregoing fee schedule is agreed to as of March 31, 2006 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Andrew Owen
Andrew Owen
Senior Vice President